UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

Getting Ready Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-51314	30-0131755
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Fairway Drive, Suite 134 Vernon Hills, Illinois	60061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 362-8200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 30, 2008, Getting Ready Corporation (the “Company”) dismissed Pender, Newkirk & Company, LLP (“Pender Newkirk”) as its independent registered public accounting firm. This action was recommended by the Audit Committee and approved by the Company’s Board of Directors.

Pender Newkirk’s report on the financial statements of the Company as of and for the fiscal year ended September 30, 2007 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended September 30, 2007 and through September 30, 2008, (1) there have been no disagreements with Pender Newkirk (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pender Newkirk, would have caused them to make reference thereto in their report on financial statements for such periods, and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Pender Newkirk with a copy of the foregoing disclosures and requested Pender Newkirk to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Pender Newkirk’s response letter, dated October 1, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Effective October 3, 2008, we engaged McGladrey & Pullen, LLP (“McGladrey & Pullen”) as our independent registered accounting firm. The Company’s engagement of McGladrey & Pullen was recommended by the Audit Committee and approved by the Company’s Board of Directors. McGladrey & Pullen audited the consolidated balance sheets of Winston Laboratories, Inc., a Delaware corporation, and Subsidiaries (“Winston”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended. Winston became our wholly-owned subsidiary on September 25, 2008. During our two most recent fiscal years and any subsequent interim period prior to the engagement of McGladrey & Pullen, neither we nor anyone on our behalf consulted with McGladrey & Pullen, regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as such terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2008, the Company completed its merger (the “Merger”) with Winston. On September 30, 2008, the Board of Directors of the Company changed the Company’s fiscal year end from September 30 to December 31, the fiscal year end of Winston. Because the Company accounted for the Merger as a reverse merger with Winston as the accounting acquirer, the audited financial statements of Winston for the fiscal year ended December 31, 2007 and the unaudited financial statements of Winston for the six months ended June 30, 2008 filed with the Company’s Current Report on Form 8-K on October 1, 2008 became the historical financial statements of the Company, and no transition report is required.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from Pender, Newkirk & Company, LLP to the Securities and Exchange Commission dated October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2008

Getting Ready Corporation

By: /s/ Joel E. Bernstein, M.D.
CEO

EXHIBIT INDEX

16.1	Letter from Pender, Newkirk & Company, LLP to the Securities and Exchange Commission dated October 1, 2008.